Exhibit 10.3

独家业务合作协议

Exclusive Business Cooperation Agreement

本独家业务合作协议（下称“本协议”）由下列各方于2024年 1 月 31 日在中国上海市签订：

This Exclusive Business Cooperation Agreement (“Agreement”) is made and entered into in Shanghai, China (PRC) on January 31, 2024 by and among the following Parties:

1.        上海诺斯拉文化有限公司 （以下称为“WFOE”）：

注册地 ：上海市奉贤区平庄西路1599号

Shanghai Nocera Culture Co., Ltd. （hereinafter referred to as “WFOE”）

Registered Address: No. 1599, Pingzhuang West Road, Fengxian District, Shanghai, China

2.        杭州星咖互娱文化传媒有限公司 （以下称为“国内公司”）

注册地：浙江省杭州市滨江区峰达中心A座1501室

Zhejiang Xinca Mutual Entertainment Culture Media Co., LTD （hereinafter referred to as the “Domestic Company”）

Registered Address: Room 1501, Building A, Fengda Center, Binjiang District, Hangzhou, Zhejiang, China

鉴于：

Whereas：

1.          WFOE是在中华人民共和国（以下简称“中国”）成立的外商独资企业，拥有提供技术咨询和服务的资源和资格;

The WOFE is a wholly foreign-owned enterprise established in the People’s Republic of China (hereinafter referred to as the “PRC”) and has resources and qualifications to provide technical consulting and services;

2.          国内公司为在中华人民共和国注册的国内股份有限责任公司;以及

The Domestic Company is a domestic funded limited liability company registered in the People’s Republic of China (PRC) and

3.          WFOE同意向国内公司提供技术咨询和相关服务，国内公司同意接受WFOE提供的技术咨询和服务。

The WFOE agrees to provide technical consulting and related services to the Domestic Company, and the Domestic Company agrees to accept the technical consulting and services provided by the WFOE .

因此，双方经协商一致同意：

NOW, THEREFORE, the Parties agree as follows upon negotiation:

1.        技术咨询和服务; 独家和专有权益

Technical Consulting and Services; Sole and Exclusive Rights and Interests

1.1  WFOE同意作为国内技术咨询和服务提供商依照协议规定的条件向国内公司提供技术咨询和服务（有关服务的具体内容（以下简称“目标业务”），请参见附录1）。

The WFOE agrees to provide technical consulting and services (please see Appendix 1 for the specific content thereof (hereinafter referred to as the “Target Business”) to the Domestic Company as the technical consulting and service provider of the Domestic Company in accordance with the conditions set forth herein during the term of this Agreement.

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1.2  国内公司同意接受WFOE提供的技术咨询和服务。国内公司进一步同意，未经WFOE事先书面同意，在本协议有效期内，国内公司不得接受任何第三方提供的与目标业务相同或类似的任何技术咨询和服务。

The Domestic Company agrees to accept the technical consulting and services provided by the WFOE. The Domestic Company further agrees that, without prior written consent of the WFOE, during the term of this Agreement, the Domestic Company shall not accept any technical consulting and services identical or similar to Target Business that are provided by any third party.

2.        技术咨询和服务费（以下简称为“咨询服务费”）的计算和支付

Calculation and Payment of the Technical Consulting and Service Fee (here in after referred to as the “Consulting Service Fee”）

双方同意，本协议项下的咨询服务费应根据本协议附录2中规定的方法确定和支付。

The Parties agree that the Consulting Service Fee under this Agreement shall be determined and paid based on the method set forth in Appendix 2 attached hereto.

3.        缔约方责任

Responsibilities of the Parties

3.1   WFOE的责任。除了其他条款中提供的职责外，WFOE还应承担以下责任：

Responsibilities of the WFOE. In addition to the responsibilities provided in other clauses hereof, the WFOE shall also assume the following responsibilities:

（a）     专业、及时向国内公司提供支持服务;

To provide support services to the Domestic Company professionally and timely;

（b）    协助国内公司编制与目标业务有关的业务计划;

To assist the Domestic Company in preparing the business plan relating to the Target Business;

（c）     协助国内公司规划，设计，开发和参与目标业务;

To assist the Domestic Company in the planning, design, development of, and engagement in, the Target Business;

（d）    为国内公司提供合格的服务人员，以履行本协议项下的服务; 以及

To provide the Domestic Company with competent talent for the purpose of performing the services hereunder; and

（e）     严格履行本协议项下的义务以及作为一方的任何其他相关协议。

To strictly fulfill its obligations under this Agreement and any other relevant contract to which it is a party.

3.2  国内公司的责任。除了其他条款中规定的职责外，国内公司还应承担以下责任：

Responsibilities of the Domestic Company. In addition to the responsibilities provided in other clauses hereof, the Domestic Company shall also assume the following responsibilities:

（a）     未经WFOE事先书面同意，不接受任何第三方提供的任何相同或类似的支持服务;

Without prior written consent of the WFOE, not to accept any identical or similar support service provided by any third party;

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（b）    接受WFOE提供的所有服务和有关支持服务的所有建议;

To accept all services and all advice on the support services, provided by the WFOE;

（c）     在WFOE协助下编制业务计划;

To prepare the business plan under the assistance of the WFOE;

（d）    在WFOE的协助下策划，设计，发展，创造及从事目标业务;

To plan, design, develop, create and engage in the Target Business under the assistance of the WFOE;

（e）     如果发生任何影响国内公司正常运营的事件，则为国内公司应及时通知WFOE;

In case of any event which affects the normal operation of the Domestic Company, the Domestic Company shall timely notify the WFOE;

（f）      国内公司特此授权WFOE或WFOE的任何授权人员在合理时间内进入国内公司的办公场所或其他营业场所;

The Domestic Company hereby authorizes the WFOE or any authorized person of the WFOE to enter into the office space or other place of business of the Domestic Company within reasonable time;

（g）    国内公司不得采取并试图促使其他第三方不采取任何可能对WFOE的所有权或本协议所提供服务的知识产权产生任何不利影响的行为;

The Domestic Company shall not take, and shall try to cause other third parties not to take, any action which may produce any adverse effect on the WFOE’s ownership or intellectual property rights of and in the services provided hereunder;

（h）    向WFOE提供WFOE认为必要或有用的任何技术或其他材料，以提供本协议项下的服务，并允许WFOE进入WFOE认为必要或有用的相关设施，以提供服务本协议;

To provide the WFOE with any technology or other material which the WFOE deems necessary or useful for it to provide the services hereunder, and allow the WFOE to enter into relevant facilities which the WFOE deems necessary or useful for it to provide the services hereunder;

（i）      为目标业务建立及维持一个单独的会计单位;

To establish and maintain a separate accounting unit for the Target Business;

（j）      严格遵守WFOE与国内公司共同制定的业务计划和决策，经营和实施国内公司的目标业务和其他业务;

To operate and carry out the Target Business and other business of the Domestic Company in strict compliance with the business plan and decisions jointly made by the WFOE and the Domestic Company;

（k）    如果国内公司打算与任何第三方订立任何重要合约，则须在签订该合约前取得WFOE的书面同意。“重大合同”是指任何与第三方的书面或口头合同，协议，契约或合作承诺，股权转让，融资或以其他方式影响国内公司的任何业务和WFOE本协议的利益或使WFOE决定采取对本协议的任何变更或提前终止;

Where the Domestic Company intends to enter into any material contract with any third party，it shall obtain the written consent of the WFOE prior to execution of such contract. A “material contract” refers to any written or oral contract，agreement，covenant or undertaking of cooperation，equity transfer，financing or otherwise affecting any business of the Domestic Company and the WFOE’s interest in this Agreement or causing the WFOE to decide to make any change to or early terminate this Agreement, with any third party;

（l）      以有效，审慎及合法的方式管理目标业务，以实现利润最大化;

To manage the Target Business in a valid, prudent and lawful manner, so as to maximize the profits;

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（m）  协助WFOE并向WFOE提供足够的合作，以便WFOE有效履行其义务和义务所需的一切事务;

To assist the WFOE in, and provide the WFOE with sufficient cooperation on, all affairs required for the WFOE to validly fulfill its duties and obligations hereunder;

（n）    向WFOE报告与工商有关主管部门的所有通信，并及时向WFOE提供从工商相关主管部门获得的所有文件，许可证，批准和授权的复印件;

To report all communications with the relevant administrations for industry and commerce to the WFOE, and timely provide the WFOE with the photocopies of all documents, permits, approvals and authorizations obtained from relevant administrations for industry and commerce;

（o）    为履行本协议项下的服务，协助WFOE与中华人民共和国政府，省，地方政府及其他实体的其他相关部门和机构建立和维持关系，并协助WFOE获取所有此类工作所需的许可，许可，批准和授权;

For the purpose of performing the services hereunder, to assist the WFOE in carrying out, establishing and maintaining relationships with other relevant departments and agencies of the People’s Republic of China (PRC) government, provincial and local governments and other entities, and assist the WFOE in obtaining all permits, licenses, approvals and authorizations required for such work;

（p）    协助WFOE完成所有免税进口手续，以提供WFOE提供服务所需的资产，材料和用品;

To assist the WFOE in completing all duty-free importation formalities for the supply of assets, materials and supplies as required for the WFOE to provide services;

（q）    协助WFOE以具竞争力的价格购买WFOE在中华人民共和国所需的设备，材料，供应品，劳务及其他服务;

To assist the WFOE in purchasing equipment, materials, supplies, labor services and other services required by the WFOE in the People’s Republic of China (PRC) at a competitive price;

（r）      按照所有适用的中华人民共和国法律法规运营，并执行与运营有关的所有必要手续;

To operate in accordance with all applicable People’s Republic of China (PRC) laws and regulations, and complete all necessary formalities relating to the operation;

（s）     向WFOE提供有关中华人民共和国法律，法规，条例及规则的复印件以及WFOE所需的其他相关材料;

To provide the WFOE with the photocopies of relevant People’s Republic of China (PRC) laws, regulations, ordinances and rules as well as other relevant materials required by the WFOE;

（t）      国内公司将使其股东同意，WFOE有权从国内公司的股东获得任何奖金，股息或其他利润或利益（不论形式如何），国内公司的股东应在实现此类奖金，股息，利润或利益时，无延迟或附加条件支付或转让给WFOE。

The Domestic Company will cause its shareholders to agree that any bonus, dividend, or other profit or benefit (regardless of the form) which the WFOE is entitled to receive from the Domestic Company as a shareholder of the Domestic Company, shall be paid or transferred to the WFOE, without delay or additional condition, at the time of realization of such bonus, dividend, profit or benefit.

（u）    严格履行本协议项下的义务以及作为其一方的任何其他相关合同。

To strictly fulfill its obligations under this Agreement and any other relevant contract to which it is a party.

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3.3  国内公司的不作为义务。为了确保国内公司履行与WFOE达成的所有协议以及对WFOE的所有义务，国内公司向WFOE承诺，除非经WFOE或WFOE指定的其他方事先书面同意，否则国内公司不参与任何可能对国内公司的资产，业务，人员，义务，权利或公司运营的任何重大或不利影响产生的交易，包括但不限于以下内容：

Inaction Obligation of the Domestic Company. In order to secure the Domestic Company performance of all agreements concluded with the WFOE and all obligations to the WFOE, the Domestic Company undertake to the WFOE that, except with prior written consent of the WFOE or other party designated by the WFOE, the Domestic Company shall not enter into any transaction which may produce any material or adverse effect on the assets, business, personnel, obligations, rights or corporate operation of the Domestic Company, including but not limited to the following:

（a）     开展超出公司正常业务范围的任何活动;

To carry out any activity beyond the normal scope of business of the Company;

（b）    向任何第三方提供任何贷款或承担任何债务;

To provide any loan to any third party or assume any debts;

（c）     更改或罢免本公司任何董事或高级管理人员;

To change or remove any director of the Company or remove and replace any senior executive of the Company;

（d）    向任何第三方出售或获得任何资产或权利，包括但不限于任何知识产权;

To sell or acquire any asset or right to and from any third party, including but not limited to any intellectual property right;

（e）     通过其自有资产或知识产权为任何第三方提供担保或任何其他形式的担保，或对本公司资产设置任何其他产权负担;

To provide guarantee or any other form of security for any third party with its own assets or intellectual property rights, or set up any other encumbrance over the assets of the Company;

（f）      修改公司章程或更改公司的业务范围;

To amend the articles of association or change the scope of business of the Company;

（g）    更改本公司的正常业务程序或修订本公司任何重要的内部规则及规例; 以及

To change the normal business procedures of the Company or amend any important internal rules and regulations of the Company; and

（h）    将本协议项下的权利和义务转让给任何第三方。

To transfer the rights and obligations hereunder to any third party.

4.        国内公司的经营管理和人员配备

Operation, Management and Staffing of the Domestic Company

4.1  国内公司特此同意接受并严格执行WFOE可能不时提供的有关其雇佣和解雇员工，日常运营和管理以及财务管理政策的建议。

The Domestic Company hereby agrees to accept and strictly implement the advice regarding its employment and dismissal of employees, daily operation and management and financial management policies as the WFOE may from time to time provide to it.

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4.2  如果WFOE要求，国内公司同意根据法律，法规和公司章程规定的程序选举WFOE指定国内公司董事的候选人并保证董事如约当选为国内公司的董事长，并指定WFOE指定的人员为国内公司的总经理，财务总监和其他高级管理人员。

The Domestic Company hereby agrees to elect the candidates designated by the WFOE as the directors of the Domestic Company in accordance with the procedures set forth in laws, regulations and the articles of association if so required by the WFOE, and guarantees that the directors so elected will elect the person recommended by the WFOE as the chairman of the Domestic Company and appoint persons designated by the WFOE as the general manager, chief financial officer and other senior executives of the Domestic Company.

4.3  如果WFOE指定的董事或高级管理人员离开WFOE，无论他们辞职还是被WFOE辞退，其将同时丧失在国内公司任职的资格。在这种情况下，国内公司将选举由WFOE指定的其他人担任该职位。

If such directors or senior executives designated by the WFOE leave the WFOE, regardless of whether they resign or are removed by the WFOE, they will simultaneously lose the qualifications to hold any office in the Domestic Company. In this case, the Domestic Company will elect other persons otherwise designated by the WFOE to hold such office.

4.4  根据上述第4.3条，国内公司将根据法律，公司章程和本协议，采取一切必要的内部和外部公司程序完成此类任免手续。

For the purpose of Article 4.3 above, the Domestic Company shall take all necessary internal and external corporate procedures to complete such appointment and removal formalities in accordance with the laws，the articles of association and this Agreement.

4.5  国内公司特此同意促使其股东签订不可撤销的代理协议，根据该协议，国内公司的股东将不可撤销地授权WFOE指定的人代表他们在国内公司股东大会上行使所有投票权。国内公司将使其股东进一步同意，他们将应WFOE的要求随时更换代理协议中指定的人员。

The Domestic Company hereby agrees to cause its shareholders to enter into an irrevocable proxy agreement, under which shareholders of the Domestic Company will irrevocably authorize the persons designated by the WFOE to exercise their rights as shareholders on behalf of them, and exercise all voting power of shareholders on the shareholders’ meeting of the Domestic Company. The Domestic Company will cause its shareholders to further agree that they will replace the persons designated in such proxy agreement at the request of the WFOE at any time.

5.        陈述和保证

Representations and Warranties

5.1  WFOE特此声明并保证如下：

The WFOE hereby represents and warrants as follows:

（a）     该公司是根据中华人民共和国合法注册成立并有效存续的公司。

It is a company duly incorporated and validly existing under the People’s Republic of China (PRC) laws.

（b）    本协议的执行和履行属于其公司权力和业务范围;它已采取所有必要的公司行为获取适当的授权，并已获得第三方和政府机构的同意和批准以执行和执行本协议，本协议的执行和履行不违反任何法律限制或以其他方式约束对其产生影响。

Its execution and performance of this Agreement is within its corporate power and scope of business; it has taken all necessary corporate actions and given proper authorizations and has obtained consents and approvals from third parties and government agencies to execute and perform this Agreement, and such execution and performance of this Agreement does not violate any restrictions in law or otherwise binding or having an impact on it.

（c）     本协议一经签署，即构成其合法，有效和有约束力的义务，可根据本协议的规定要求执行。

Once executed, this Agreement constitutes its legal, valid and binding obligations, enforceable against it in accordance with the provisions of this Agreement.

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5.2  国内公司特此声明并保证如下：

The Domestic Company hereby represents and warrants as follows:

（a）     该公司是根据中华人民共和国法律正式注册成立并有效存续的公司。

It is a company duly incorporated and validly existing under the People’s Republic of China (PRC) laws.

（b）    本协议的执行和履行属于其公司权力和业务范围; 它已采取所有必要的公司行为并获得适当的授权，并已获得第三方和政府机构的同意和批准以执行和执行本协议，本协议的执行和履行不违反任何法律限制或以其他方式约束或以其他方式约束对其产生影响。

Its execution and performance of this Agreement is within its corporate power and scope of business; it has taken all necessary corporate actions and given proper authorizations and has obtained consents and approvals from third parties and government agencies to execute and perform this Agreement, and such execution and performance of this Agreement does not violate any restrictions in law or otherwise binding or having an impact on it.

（c）     本协议一经签署，即构成其合法，有效和有约束力的义务，可根据本协议的规定要求执行。

Once executed, this Agreement constitutes its legal, valid and binding obligations, enforceable against it in accordance with the provisions of this Agreement.

6.        保密

Confidentiality

6.1  国内公司同意对因WFOE提供专有咨询和服务而取得或接触的任何机密数据和信息（以下简称“机密信息”）努力采取一切合理的保密措施。未经WFOE事先书面同意，国内公司不得披露，给予或者将此类机密信息转让给任何第三方。本协议终止后，国内公司应依WFOE的要求返还，或销毁任何携带机密信息的文件，数据或软件，并删除来自任何相关的存储设备的机密信息并停止使用此类机密信息。

The Domestic Company agrees to make efforts to take all reasonable confidentiality measures to keep confidential any confidential data and information (hereinafter referred to as the “ Confidential Information”） acquired or accessed to through acceptance of the exclusive consulting and services provided by the WFOE. Without prior written consent of the WFOE, the Domestic Company shall not disclose, give or transfer such Confidential Information to any third party. Upon termination of this Agreement, the Domestic Company shall at the request of the WFOE return to the WFOE, or destroy, any document, data or software carrying the Confidential Information, and delete any Confidential Information from any relevant memory device and cease the use of such Confidential Information.

6.2  双方同意本条款在本协议的变更，撤销或终止后继续有效。

The Parties agree that this Article shall survive the change, rescission or termination of this Agreement.

7.        违约责任和赔偿

Default Liabilities and Indemnity

7.1  违约责任。双方同意并确认，如果违反本协议的任何条款，或者实质上未履行或延迟履行本协议项下的任何义务，则构成本协议下的违约（“违约”），且非违约方（“非违约方”）可以要求违约方在合理的时限内进行更正或采取补救措施。如果违约方在合理期限内或在他方书面通知违约方并要求更正后十（10）天内仍未作出更正或者补救，非违约方可以要求违约方支付违约赔偿金。

Default Liabilities. The Parties agree and confirm that if any Party hereto “Breaching Party”）materially breaches any provision hereof, or materially fails to perform or delays in perform any obligation hereunder, it shall constitute a default hereunder (“Default”)，and the non-breaching Party (“Non-breaching Party”) may request the Breaching Party to make correction or take remedy within a reasonable time limit. Should the Breaching Party still fail to make correction or take remedy within such reasonable time limit or ten (10) days after the other Party notifies the Breaching Party in writing and requests for correction, the Non-breaching Party may request the Breaching Party to pay liquidated damages.

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7.2  赔偿。国内公司应完全赔偿WFOE因国内公司要求的咨询和服务内容而引发对WFOE提出的任何诉讼，索赔或其他要求所造成的任何损失，损害，责任和/或费用，并保证WFOE不会因国内公司的任何行为或任何第三方因国内公司的行为而提出的任何索赔而对WFOE造成的任何损失和损害。

Indemnity. The Domestic Company shall fully indemnify the WFOE against any loss, damage, liability and/or cost resulting from any action, claim or other demand made against the WFOE due to or arising out of the content of consulting and service required by the Domestic Company, and hold the WFOE harmless from any loss and damage caused to the WFOE by any act of the Domestic Company or any claim made by any third party due to the act of the Domestic Company.

8.        知识产权

Intellectual Property Rights

8.1  权限。 履行本协议产生的任何权利和利益，包括但不限于所有权，版权，专利和其他知识产权，专有技术，商业秘密和其他，无论它们是由WFOE开发还是由基于WFOE原有知识产权而由国内公司开发，均是WFOE的财产和专有权。国内公司应签订所有必要文件并采取一切必要措施，使WFOE成为该知识产权的所有者。国内公司不得质疑WFOE对所有此类知识产权的所有权。 国内公司拟通过注册申请或其他方式取得任何知识产权的，应当事先取得WFOE的书面同意。

Rights that are generated. Any right and interest generated from the performance of this Agreement, including but not limited to the ownership, copyright, patent and other intellectual property rights, know-how, trade secrets and others, regardless of whether they are developed by the WFOE or developed by the Domestic Company based on the original intellectual property rights of the WFOE, shall be the proprietary and exclusive right and interest of the WFOE. The Domestic Company shall enter into all necessary documents and take all necessary actions, for the WFOE to become owner of such intellectual property rights. The Domestic Company shall not challenge the WFOE’s ownership of all such intellectual property rights. Where the Domestic Company intends to obtain any such intellectual property rights by application for registration or otherwise, it shall first obtain the written consent of the WFOE.

8.2  权利许可。WFOE可以向国内公司授予非独占许可，以使用第8.1条规定的知识产权。 该许可的授予应由双方另行商定。未经WFOE事先书面同意，国内公司不得转让或再许可WFOE授予国内公司的知识产权许可。

License of Rights. The WFOE may grant a non-exclusive license to the Domestic Company to use the intellectual property rights set forth in Article 8.1. Such granting of license shall be otherwise agreed by the Parties in a separate agreement. Without prior written consent of the WFOE, the Domestic Company may not transfer or sub-license the intellectual property rights license granted to the Domestic Company by the WFOE.

9.        有效性和期限

Effectiveness and Term

9.1  本协议于上述签署日签署并生效。除非根据本协议的条款或双方之间达成的相关协议提前终止，否则本协议的期限为10年。

This Agreement is signed and effective on the date first written above. Unless early terminated in accordance with the terms of this Agreement or relevant agreement concluded between the Parties, the term of this Agreement shall be ten (10) years.

9.2  除非双方另有约定并签订书面协议，否则本协议到期后其有效期将自动延长十（10）年。

The term of this Agreement shall automatically extend for ten (10) years upon its expiry，unless the Parties hereto otherwise agree and enter into a written agreement.

10.    终止

Termination

10.1  到期日终止。除非根据本协议的有关规定终止本协议，否则本协议具有完全的效力。

Termination on Expiry Date. This Agreement shall have full force and effect unless it is terminated in accordance with relevant provisions hereof.

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10.2  提前终止。在本协议有效期内，国内公司不得提前终止本协议。尽管有上述规定，WFOE可以在任何时候提前三十（30）天向国内公司发出书面通知，以终止本协议。

Early Termination. During the term of this Agreement, the Domestic Company shall not early terminate this Agreement. Notwithstanding the foregoing, the WFOE may at any time issue a written notice to the Domestic Company thirty (30) days in advance to terminate this Agreement.

10.3  存续。本协议终止后，双方根据第5条，第6条，第7条和第11条的权利和义务继续有效。

Survival Upon termination of this Agreement the rights and obligations of the Parties under Article 5. Article 6, Article 7 and Article 11 shall survive.

11.    适用法律和争议解决

Applicable Laws and Dispute Resolution

11.1  本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中华人民共和国法律。

Applicable Laws. The formation, validity, interpretation, performance of, and the resolution of dispute arising out ofthis Agreement shall be governed by the People’s Republic of China (PRC) laws.

11.2  争议解决。因解释和履行本协议而发生的任何争议，本协议各方首先通过友好协商的方式加以解决。如果与本协议有关或由本协议引起的任何争议无法通过友好协商解决，任何一方均可将此类争议提交上海国际经济贸易仲裁委员会，并根据其当时有效的仲裁规则在上海解决纷争。 对于本协议下的仲裁，仲裁庭应由三名仲裁员组成。申请人和被申请人各自指定一名仲裁员，第三名仲裁员由上述两名仲裁员经协商或由上海国际经济贸易仲裁委员会委任。 仲裁裁决是终局的，对双方具有法律约束力。除仲裁裁决另有规定外，所有费用应由败方承担。双方一致同意仲裁不得公开进行。

Dispute Resolution. Any dispute arising out of or in connection with this Agreement shall be resolved by the Parties upon friendly negotiation. If any dispute in connection with or arising out of this Agreement cannot be resolved through friendly negotiation, either Party may submit such dispute to Shanghai International Economic and Trade Arbitration Commission to be administered in Shanghai in accordance with its arbitration rules then in force. For the arbitration hereunder, the arbitration tribunal shall consist of three arbitrators. The applicant and the respondent shall each appoint one arbitrator, and the third arbitrator shall be appointed by the said two arbitrators upon negotiation or appointed by Shanghai International Economic and Trade Arbitration Commission. The arbitration award shall be final and legally binding upon the Parties. Except as otherwise provided in the arbitration award, all costs shall be borne by the defeated Party. The Parties unanimously agree that the arbitration shall not be conducted publicly.

11.3  仲裁期间，除仲裁中有争议的部分外，双方应继续享有并履行其各自的权利和义务。

During arbitration, except for the disputed part under arbitration, the Parties shall continue to enjoy and fulfill their respective rights and obligations hereunder.

12.    法律变更

Change in Law

本协议生效后，如果中华人民共和国的任何中央或地方立法或行政机关修改任何中央或地方法律，法规，条例或其他规范性文件，包括修改，补充，废除，解释或公布任何实施方法或规则现行法律，法规，条例或其他规范性文件（统称“修订”），或者发布新的法律，法规，条例或者其他规范性文件（统称“新规”），则在以下前提下适用：

Upon effectiveness of this Agreement, if any central or local legislative or administrative authority in the People’s Republic of China (PRC) amends any central or local People’s Republic of China (PRC) law, regulation, ordinance or other normative document, including amending, supplementing, repealing, interpreting or publishing implementing methods or rules for any existing law, regulation, ordinance or other normative document (collectively referred to as the “Amendment”),or issuing any new law, regulation, ordinance or other normative document (collectively referred to as “New Regulation’’),the following provisions shall apply:

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12.1  如果修订或新规对任何一方比本协议有效期内的适用法律，法规更有利（而另一方不会因此产生任何重大不利影响），则各方应及时向有关当局申请（如有必要）获取此类利益。双方应尽一切努力促使获取此类许可;

If the Amendment or New Regulation is more favorable to any Party than any applicable law, regulation, ordinance or other normative document then in force on the effective date of this Agreement ( and the other Party will not thus be imposed any material adverse effect), then the Parties shall timely apply to relevant authority (if necessary) for obtaining the benefits of such Amendment or New Regulation. The Parties shall make every effort to procure the approval of such application.；

12.2  如果由于修订或新规对WFOE的经济利益有任何直接或间接的重大不利影响，并且双方不能按照本协议之规定解决对WFOE经济利益的不利影响，则在WFOE通知其他各方后，双方应及时协商对本协议进行所有必要的修改，以最大限度地保护WFOE的经济利益。

If, due to the Amendment or New Regulation, there is any direct or indirect material adverse effect on the economic interests of the WFOE hereunder, and the Parties cannot solve such adverse effect imposed on the economic interests of the WFOE in accordance with the provisions of this Agreement, then after the WFOE notifies the other Parties, the Parties shall timely negotiate to make all requisite amendment to this Agreement to maximally protect the economic interests of the WFOE hereunder.

13.    不可抗力

Force Majeure

13.1  “不可抗力事件”是指任何超出缔约方合理控制范围的事件，并且不能通过受影响方的合理注意义务来防止，包括但不限于自然灾害，战争和暴动。 但欠缺债信，资本或资金不视为超出一方合理控制范围。 如果发生不可抗力事件延迟或妨碍履行本协议，受影响的一方仅对此类延迟或无法履行不承担责任。寻求免除本协议履约义务或本协议任何条款规定的受影响方应立即通知另一方被免除的义务和完成履行应采取的措施。

A “Force Majeure Event” refers to any event that is beyond the reasonable control of a Party and cannot be prevented with reasonable care of the affected Party, including but not limited to natural disasters, war and riot. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the reasonable control of a Party. In the event that the occurrence of a Force Majeure Event delays or prevents the performance of this Agreement, the affected Party shall not be liable for any obligations hereunder only for such delayed or prevented performance. The affected Party who seeks to be exempt from the performance obligation under this Agreement or any provision hereof shall inform the other Party, without delay, of the exemption of obligation and the approaches that shall be taken to complete performance.

13.2  只有当受影响方已尽一切合理努力履行本协议时，寻求豁免义务的一方始可免除履行被延迟或被阻碍的义务，而不承担任何责任。 一旦此类责任免除的原因被纠正或修补，各方同意尽最大努力恢复履行本协议。

The Party affected by Force Majeure Event shall not assume any liability hereunder, provided that only when the affected Party has made all reasonable efforts to perform this Agreement, the Party who seeks exemption of obligation may be exempted from performing such obligation and only to the extent of the delayed or impeded performance. Once the cause for such exemption of liability is corrected and remedied, each Party agrees to use his or its best efforts to resume the performance of this Agreement.

14.    其他

Miscellaneous

14.1  通知。根据本协议发出的所有通知均应通过专人递送、传真或挂号邮件发送。如果通过挂号邮件发送，则在签署挂号邮件的回执之日视为有效地发出通知。通过专人递送或传真传送时，则视为于交付之日发出通知。通过传真发送的通知的原件应通过挂号邮件发送或在通过传真发送后由专人递送。

Notice. All notices required to be given pursuant to this Agreement shall be delivered personally or sent by facsimile transmission or registered mail. A notice shall be deemed effectively given on the date of the signature on the receipt of the registered mail if sent by registered mail, or on the date of delivery if given by personal delivery or facsimile transmission. The original copy of the notice sent by facsimile transmission shall be sent by registered mail or delivered personally immediately after being sent by facsimile transmission.

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14.2  进一步保证。双方同意立即签订为履行本协议条款和目的而合理需要的其他文件，并采取有助于履行本协议条款和目的的进一步合理行动。

Further Assurance. The Parties agree to promptly execute documents that are reasonably required for the implementation of the provisions and purpose of this Agreement and take further actions that are reasonably required for the implementation of the provisions and purpose of this Agreement.

14.3  完整协议。除本协议签署之后的书面修改，补充或变更外，本协议应构成双方就本协议内容达成的完整协议，并取代所有事先的口头和书面协商。

Entire Agreement. Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

14.4  标题。本协议的标题仅为方便起见，不得用于解释或以其他方式影响本协议条款的含义。

Headings. The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

14.5  税收和费用。各方应各自承担因本协议的签署和履行而产生的任何和所有税费。

Taxes and Expenses. Each Party shall bear any and all taxes and expenses occurring to or levied on it with respect to the execution and performance of this Agreement.

14.6  转让协议。未经WFOE事先书面同意，国内公司不得转让本协议项下权利和义务予任何第三方。国内公司特此同意WFOE可将其在本协议项下的权利和义务转让给任何第三方，在这种情况下，WFOE只需向国内公司发送书面通知，而无需进一步征得国内公司的同意。

Transfer of Agreement. Without prior written consent of the WFOE, the Domestic Company may not assign its rights and obligations hereunder to any third party. The Domestic Company hereby agrees that the WFOE may assign its rights and obligations hereunder to any third party, in which case the WFOE only needs to send a written notice to the Domestic Company, without further obtaining the consent of the Domestic Company for such assignment.

14.7  承继。本协议对缔约方各自的继承人及经许可的受让人发生拘束力。

Succession. This Agreement shall be inure to the benefits of and binding upon the respective successors and permitted assigns of each Party.

14.8  可分割性。如果本协议的任何条款因相关法律不一致而无效或不可执行，则该条款仅在相关法律适用的范围内被视为无效或不可执行，且不会影响本协议其他条款的法律效力。

Severability. If any provision of this Agreement is invalid or unenforceable due to inconsistency with relevant laws, such provision shall be deemed invalid or unenforceable only to the extent where the relevant laws apply, and will not affect the legal validity of other provisions of this Agreement.

14.9  豁免。任一缔约方均可豁免本协议的条款和条件，前提是此类豁免仅在以书面形式提出并经各方同意和签署后生效。如果违约之一方在特定情况下得到他方的豁免，该豁免不构成也取得其他类似违约行为的豁免。

Waiver. Any Party may waive the terms and conditions of this Agreement, provided that such waiver shall only become effective if made in writing and agreed and signed by the Parties. No waiver by a Party of the breach by the other Party in a specific case shall operate as a waiver by such Party of any similar breach by the other Party in other cases.

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14.10  协议的修正和补充。各方应通过书面文书修改和补充本协议。经各方妥善签署后，该修改和补充将成为本协议的组成部分，并具有与本协议相同的法律效力。

Amendment and Supplement of Agreement. The Parties shall amend and supplement this Agreement by a written instrument. Any amendment and supplement will become an integral part of this Agreement after proper execution by the Parties and have same legal effect as this Agreement.

14.11  份数及语言。本协议应以中、英文书就，一式两份，WFOE和国内公司各持一份，各份具有同等效力。 如果中、英文发生不一致，则以英文版本为准。

Counterpart and Language. This Agreement shall be written in Chinese and English and made in duplicate, with the WFOE and the Domestic Company each holding one copy with the same effect. In the event of any inconsistency between Chinese and English, the English version shall prevail.

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(本页留作独家业务合作协议的签名页)

(This page is intentionally left as the signature page of the Exclusive Business Cooperation Agreement)

外商独资公司：上海诺斯拉文化有限公司

WFOE: Shanghai Nocera Culture Co., Ltd.

签字：/s/ Song-Yuan Teng

Signature：/s/ Song-Yuan Teng

姓名 ：邓淞元

Name：Song-Yuan Teng

职务：董事

Title：Director

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（本页留作独家业务合作协议的签名页）

(This page is intentionally left as the signature page of the Exclusive Business Cooperation Agreement)

国内公司：杭州星咖互娱文化传媒有限公司

Domestic Company：Zhejiang Xinca Mutual Entertainment Culture Media Co., LTD

工商登记号：

Business Registration Number:

盖章：

Corporate Seal：

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附件一：技术咨询和服务清单

1.          管理顾问服务

2.          财务顾问服务

3.          行政顾问服务

Appendix 1: List of Technical Consulting and Services

1.          Management Consulting Services

2.          General and Financial Advisory Services

3.          Various General and Administrative Services

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附件2：技术咨询和服务费的计算和支付方法

1.          固定费用

2.          提成佣金

3.          成本加成

Appendix 2: Method for Calculation and Payment of Technical Consulting and Service Fee

1.          Fix Service Fee

2.          Commission Model

3.          Cost plus Model

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